                                                                   EXHIBIT 99.1

        CERTAIN PENDING LITIGATION MATTERS AND RECENT DEVELOPMENTS

As described in Note 5 ("Note 5") to the Condensed Consolidated Financial Statements included in Part I, Item 1 of this Quarterly Report on Form 10-Q, there are legal proceedings covering a wide range of matters pending in various U.S. and foreign jurisdictions against the Company, its subsidiaries and affiliates, including PM Inc. and PMI, and their respective indemnitees.
Various types of claims are raised in these proceedings, including product liability, consumer protection, antitrust, tax, patent infringement, employment matters, claims for contribution and claims of competitors and distributors. Pending claims related to tobacco products generally fall within three categories: (i) smoking and health cases alleging personal injury brought on behalf of individual plaintiffs, (ii) smoking and health cases alleging personal injury and purporting to be brought on behalf of a class of individual plaintiffs, and (iii) health care cost recovery cases brought by governmental and non-governmental plaintiffs seeking reimbursement for health care expenditures allegedly caused by cigarette smoking. Governmental plaintiffs include various cities and counties in the United States and certain foreign governmental entities. Non-governmental plaintiffs in these cases include union health and welfare trust funds ("unions"), native American tribes, insurers and self-insurers, taxpayers and others.

The following lists the pending claims included in the latter two of these categories and certain other pending claims. Certain developments in these cases since January 1, 1999, are also described.

                         SMOKING AND HEALTH LITIGATION

The following lists the smoking and health class actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries and affiliates, including PMI, as of May 1, 1999, and describes certain developments since January 1, 1999.

Domestic Cases
--------------

Engle, et al. v. R.J. Reynolds Tobacco Co., et al., Circuit Court, Dade County, Florida, filed May 5, 1994. The trial is currently underway.

Granier, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, Louisiana, filed September 26, 1994.

Norton, et al. v. RJR Nabisco Holdings Corporation, et al., Superior Court, Madison County, Indiana, filed May 3, 1996.

Richardson, et al. v. Philip Morris Incorporated, et al., Circuit Court, Baltimore City, Maryland, filed May 24, 1996.

Scott, et al. v. The American Tobacco Company, et al., District Court, Orleans Parish, Louisiana, filed May 24, 1996. In February 1999, the Louisiana Supreme Court declined to hear defendants' appeal of the lower court's class certification rulings.

Frosina, et al. v. Philip Morris Incorporated, et al., Supreme Court, New York County, New York, filed June 19, 1996.

Reed, et al. v. Philip Morris Incorporated, et al., Superior Court, District of Columbia, filed June 21, 1996.

Barnes (formerly Arch), et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, Pennsylvania, filed August 8, 1996.

Lyons, et al. v. The American Tobacco Company, et al., United States District Court, Southern District, Alabama, filed August 8, 1996.

Blaylock (formerly Holmes and formerly Crozier) v. The American Tobacco Company, et al., Circuit Court, Montgomery County, Alabama, filed August 8, 1996. In March 1999, the court dismissed this case without prejudice.

Chamberlain, et al. v. The American Tobacco Company, et al., United States District Court, Northern District, Ohio, filed August 14, 1996. In April 1999, the court denied plaintiffs' motion for class certification on behalf of Ohio smokers ruling that plaintiffs had not satisfied the commonality, typicality and adequacy of representation requirements of the federal rules of civil procedure. The judge also held that plaintiffs could not satisfy the predominance and superiority requirements.

Thompson, et al. v. The American Tobacco Company, Inc., et al., United States District Court, Minnesota, filed September 4, 1996.

Perry/Champion, et al. v. American Tobacco Co., Inc., et al., Circuit Court for Coffee County, Tennessee, at Manchester, filed September 6, 1996.

Connor, et al. v. The American Tobacco Company, et al., Second Judicial District Court, Bernalillo County, New Mexico, filed October 10, 1996.

Hansen, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District, Arkansas, filed November 4, 1996.

McCune, et al. v. The American Tobacco Company, et al., Circuit Court of Kanawha County, West Virginia, filed January 31, 1997.

Muncy (formerly Ingle and formerly Woods), et al. v. Philip Morris Incorporated, et al., Circuit Court, McDowell County, West Virginia, filed February 4, 1997.

Emig (formerly Green), et al. v. The American Tobacco Company, et al., United States District Court, Kansas, filed February 6, 1997. In March 1999, plaintiffs voluntarily dismissed this case without prejudice.

Peterson, et al. v. The American Tobacco Company, et al., United States District Court, Hawaii, filed February 6, 1997.

Walls, et al. v. The American Tobacco Company, et al., United States District Court, Northern District, Oklahoma, filed February 6, 1997.

Selcer, et al. v. R.J. Reynolds Tobacco Company, et al., United States District Court, Nevada, filed March 3, 1997.

Geiger, et al. v. The American Tobacco Company, et al., Supreme Court, Queens County, New York, filed April 30, 1997.

Cole, et al. v. The Tobacco Institute, Inc., et al., United States District Court, Eastern District, Texas, Texarkana Division, filed May 5, 1997.

Cosentino, et al. v. Philip Morris Incorporated, et al., Superior Court, Middlesex County, New Jersey, filed May 21, 1997.

Clay, et al. v. The American Tobacco Company, Inc., et al., United States District Court, Southern District, Illinois, Benton Division, filed May 22, 1997.

Anderson, et al. v. The American Tobacco Company, Inc., et al., United States District Court, Eastern District, Tennessee, filed May 23, 1997.

Taylor, et al. v. The American Tobacco Company, Inc., et al., Circuit Court, Wayne County, Michigan, filed May 23, 1997.

Kirstein (formerly Enright), et al. v. The American Tobacco Company, Inc., et al., Superior Court, Middlesex County, New Jersey, filed May 28, 1997.

Tepper, et al. v. Philip Morris Incorporated, et al., Superior Court, Middlesex County, New Jersey, filed May 28, 1997.

Brown, et al. v. The American Tobacco Company, Inc., et al., Superior Court, San Diego County, California, filed June 10, 1997. This case has been coordinated with In re TOBACCO CASES II, discussed below.

Lippincott, et al. v. The American Tobacco Company, Inc., et al., Superior Court, Middlesex County, New Jersey, filed June 13, 1997.

Brammer, et al. v. R.J. Reynolds Tobacco Company, et al., United States District Court, Southern District, Iowa, filed June 20, 1997.

Daley, et al. v. American Brands, Inc., et al., United States District Court, Northern District, Illinois, filed July 7, 1997.

Piscitello, et al. v. Philip Morris Incorporated, et al., Superior Court, Middlesex County, New Jersey, filed July 28, 1997.

Bush, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District, Texas, filed September 10, 1997.

Nwanze, et al. v. Philip Morris Companies Inc., et al., United States District Court, Southern District, New York, filed September 29, 1997. In May 1999, the court denied defendants' motion to dismiss.

Badillo, et al. v. The American Tobacco Company, et al., United States District Court, Nevada, filed October 8, 1997.

Newborn, et al. v. Brown & Williamson Tobacco Corporation, et al., United States District Court, Western District, Tennessee, filed October 9, 1997.

Young, et al. v. The American Tobacco Company, et al., Civil District Court, Orleans Parish, State of Louisiana, filed November 12, 1997.

Aksamit, et al. v. Brown & Williamson Tobacco Corporation, et al., United States District Court, South Carolina, filed November 20, 1997.

Jackson, et al. v. Philip Morris Incorporated, et al., United States District Court, Central District, Utah, filed February 13, 1998.

Parsons, et al. v. A C & S, Inc., et al., Circuit Court, Kanawha County, West Virginia, filed February 27, 1998.

Basik (formerly Mendys), et al. v. Lorillard Tobacco Company, et al., Circuit Court of Cook County, Illinois, filed March 17, 1998.

Daniels, et al. v. Philip Morris Companies Inc., et al., Superior Court, San Diego County, California, filed April 2, 1998.

Christensen, et al. v. Philip Morris Companies Inc., et al., United States District Court, Nevada, filed April 3, 1998.

Avallone, et al. v. The American Tobacco Company, Inc., et al., New Jersey Superior Court, Atlantic County Law Division, filed April 23, 1998. In April 1999, the court denied plaintiffs' motion for class certification on behalf of New Jersey casino workers who were occupationally exposed to environmental tobacco smoke ruling that the motion failed on the questions of predominance and superiority. The court also dismissed several of plaintiffs' claims with prejudice.

Collier, et al. v. Philip Morris Incorporated, United States District Court, Southern District of Mississippi, filed May 26, 1998. In March 1999, the court granted plaintiffs' motion to dismiss this case without prejudice.

Cleary, et al. v. PM Inc., et al., Circuit Court, Cook County Illinois, County Law Department, Law Division, filed June 3, 1998.

Vaughan, et al. v. Philip Morris Inc., et al., United States District Court, Western District of Virginia, filed July 30, 1998.

Creekmore, et al. v. Brown & Williamson, et al., Superior Court of Bucombe County, North Carolina, filed July 31, 1998.

Jimenez, et al. v. Brown & Williamson Tobacco Corporation, et al., Second Judicial District Court, County of Bernalillo, New Mexico, filed August 20, 1998.

Smokers for Fairness, LLC et al. v. The State of California, et al., Los Angeles, Superior Court, California, filed September 25, 1998. This purported class action is brought on behalf of all California smokers. It purports to allege eight causes of action: two against the State of California and other California public entities, and six against PM Inc. and other tobacco company defendants. Against the state and the other public entities, the first cause of action seeks to prohibit the public entities from concluding any settlements with the tobacco company defendants; the second cause of action seeks a refund of all tobacco taxes the purported class has paid. Against PM Inc. and the other tobacco company defendants, plaintiffs allege causes of action for fraud, violations of the California Consumers Legal Remedies Act, breach of express and implied warranties, strict liability, and violations of the California Unfair Competition Law and False Advertising Law. Plaintiffs seek from the tobacco companies unspecified general damages, special damages, restitution, a permanent and preliminary injunction restraining defendants from committing the acts and offenses alleged in the complaint, and attorneys' fees and costs.

Sweeney, et al. v. The American Tobacco Company, et al., United States District Court, Western District, Pennsylvania, filed October 15, 1998.

Brown, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District of Pennsylvania, filed October 16, 1998. In this case, plaintiffs allege that tobacco companies' "discriminatory targeting of menthol tobacco product sales to Black Americans" violates federal civil rights statutes.

Gatlin, et al. v. The American Tobacco Company, et al., United States District Court, Eastern District of Missouri, filed December 21, 1998.

Jones, et al. v. The American Tobacco Company, et al., Circuit Court, Jackson County, Missouri, filed December 22, 1998.

Tobacco Consumers' Group Number 3 v. R. J. Reynolds Tobacco Company, et al., United States District Court, Massachusetts, filed March 24, 1999.

Sturgeon, et al. v. Philip Morris Incorporated, et al., United States District Court, Eastern District of New York, filed April 9, 1999.

Julian, et al., v. Philip Morris Companies Inc., Circuit Court for Montgomery County, Alabama, filed April 14, 1999.

International Cases
-------------------

Caputo (formerly LeTourneau) v. Imperial Tobacco Limited, et al., Ontario Court of Justice, Toronto, Canada, filed January 13, 1995.

The Smoker Health Defense Association, et al. v. Souza Cruz, S.A. and Philip Morris Marketing, S.A., 19th Lower Civil Court of the Central Courts of the Judiciary District of Sao Paulo, Brazil, filed July 25, 1995.

DaSilva, et al. v. Nigerian Tobacco Company, et al., High Court of Lagos State, Nigeria, filed September 8, 1997.

National Association for Assistance to Consumers and Workers v. Souza Cruz S.A. and Philip Morris Brasil S.A., The Fifth Court of Bankruptcies and Reorganizations of the Capital District of the State of Rio de Janeiro, Brazil, filed March 16, 1998.

Fortin, et al. v. Imperial Tobacco Ltd, et al., Quebec Superior Court, Canada, filed on or about September 11, 1998.

Conseil Quebecois sur le Tabac v. RJR-Macdonald Inc., et al., Quebec Superior Court, Canada, filed November 20, 1998.

Nixon v. Philip Morris (Australia) Limited, et al., Federal Court, New South Wales Registry, filed April 16, 1999.

                     HEALTH CARE COST RECOVERY LITIGATION

The following lists the health care cost recovery actions pending against PM Inc. and, in some cases, the Company and/or its other subsidiaries and affiliates as of May 1, 1999, and describes certain developments since January 1, 1999. Exhibit 99.2 hereto sets forth the status of the Master Settlement Agreement ("MSA")in each of the respective settling jurisdictions.

The Company believes that the city/county, taxpayer and claims in certain of the other health care cost recovery actions listed below are released in whole or in part by the MSA or that recovery in any such actions should be subject to the offset provisions of the MSA.

City/County Cases
-----------------

City and County of San Francisco, et al. v. Philip Morris Incorporated, et al., United States District Court, Northern District, California, filed June 6, 1996.

People of the State of California v. Philip Morris Incorporated, et al., Superior Court, San Francisco County, California, filed September 5, 1996.

City of New York, et al. v. The Tobacco Institute, et al., Supreme Court, New York County, New York, filed October 17, 1996. In January 1999, the court ruled that the pending motions in this case, including motions to dismiss, were "moot" as this case has been settled as part of the MSA.

County of Erie v. The Tobacco Institute, Inc., et al., Supreme Court, Erie County, New York, filed January 14, 1997. In February 1999, the court stayed this action until decision of Erie County's appeal of the New York trial court's approval of the MSA or until further order of the court.

County of Cook v. Philip Morris, Incorporated, et al., Circuit Court, Cook County, Illinois, filed April 18, 1997.

City of Birmingham, Alabama and the Greene County Racing Commission v. The American Tobacco Company, et al., United States District Court for the Northern District of Alabama, filed May 28, 1997.

City of St. Louis v. American Tobacco, et al., United States District Court, Eastern District of Missouri, filed November 23, 1998.

County of St. Louis v. American Tobacco, et al., United States District Court, Eastern District of Missouri, filed December 3, 1998.

County of Allegheny v. American Tobacco Company, et al., United States District Court, Pennsylvania, filed March 5, 1999. In April 1999, plaintiff voluntarily dismissed this case.

International Cases
-------------------

Republic of the Marshall Islands v. The American Tobacco Company, et al., High Court, Republic of the Marshall Islands, filed October 20, 1997.

The Republic of Guatemala v. The Tobacco Institute, Inc., et al., United States District Court, District of Columbia, filed May 11, 1998.

The Republic of Panama v. The American Tobacco Company, Inc., et al., United States District Court, Eastern District, Louisiana, filed September 11, 1998.

Kupat Holim Clalit v. Philip Morris, Inc., et al., Jerusalem District Court, Israel, filed September 28, 1998.

Her Majesty the Queen in Right of British Columbia v. Imperial Tobacco Limited, et al., Supreme Court, British Columbia, Vancouver Registry, Canada, filed November 12, 1998. This lawsuit relies heavily upon recently enacted legislation in British Columbia which is being separately challenged by Canadian tobacco companies. An agreement has been reached with the government in British Columbia that these separate constitutional challenges will be litigated prior to the health care cost recovery action. These constitutional challenges are scheduled to be heard by the Canadian courts in October 1999.

The Republic of Nicaragua v. Liggett Group, Inc., et al., United States District Court, Puerto Rico, filed December 10, 1998.

The Republic of Bolivia v. Philip Morris Companies Inc., et al., United States District Court, District of Columbia, filed January 20, 1999. In March 1999, the United States District Court for the Southern District of Texas transferred this case to the United States District Court for the District of Columbia.

The Republic of Venezuela v. Philip Morris Companies Inc., et al., Circuit Court of the Eleventh Judicial Circuit, Miami-Dade County, Florida, filed January 27, 1999.

The Kingdom of Thailand v. Tobacco Institute, et al., United States District Court, Southern District, Texas, filed January 29, 1999.

Union Cases
-----------

Stationary Engineers Local 39 Health and Welfare Trust Fund v. Philip Morris, Inc., et al., United States District Court, Northern District, California, filed April 25, 1997. In May 1999, the court granted defendants' motion to dismiss claims for disgorgement of profits and restitution under California's unfair competition statute, but denied the motion with respect to claims for fraud and misrepresentation, negligent breach of special duty, and claims for injunctive relief under the statute.

Iron Workers Local Union No. 17 Insurance Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Northern District, Ohio, Eastern Division, filed May 20, 1997. In March 1999, the jury returned a verdict in favor of defendants on all counts. In May 1999, plaintiffs' motion for a new trial was denied.

Northwest Laborers-Employers Health and Security Trust Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Western District, Washington, filed May 21, 1997.

Central Laborers Welfare Fund, et al. v. Philip Morris, Inc., et al., Circuit Court for the Third Judicial Circuit, Madison County, Illinois, filed May 30, 1997.

Massachusetts Laborers Health and Welfare Fund v. Philip Morris, Inc., et al., United States District Court, Massachusetts, filed June 2, 1997.

Hawaii Health and Welfare Trust Fund for Operating Engineers v. Philip Morris, Inc., et al., United States District Court, Hawaii, filed June 13, 1997. In January 1999, the court granted defendants' motion to dismiss based on the remoteness doctrine and thereafter denied plaintiffs' motion to amend the judgment to permit the filing of an amended complaint.

Laborers Local 17 Health and Benefit Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Southern District, New York, filed June 19, 1997. In April 1999, the United States Court of Appeals for the Second Circuit reversed the district court's order denying defendants' motion to dismiss on remoteness grounds. The Court of Appeals remanded the case to the district court with instructions to dismiss the complaint.

Ark-La-Miss Laborers Welfare Fund, et al. v. Philip Morris, Inc. et al., United States District Court for the Eastern District of Louisiana, filed June 20, 1997.

Kentucky Laborers District Council Health and Welfare Trust Fund, et al. v. Hill & Knowlton, Inc., et al., United States District Court, Western District, Kentucky, Louisville Division, filed June 20, 1997.

Oregon Laborers -- Employers Health and Welfare Trust Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Oregon, filed June 20, 1997.

United Federation of Teachers Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Southern District, New York, filed June 25, 1997.

Laborers and Operating Engineers Utility Agreement Health and Welfare Trust Fund for Arizona v. Philip Morris Incorporated, et al., United States District Court, Arizona, filed July 7, 1997. In February 1999, the court granted defendants' motion to dismiss for failure to state a claim.

International Union of Operating Engineers, Local 132, Health and Welfare Fund
v. Philip Morris, Inc., et al., United States District Court, Southern District, West Virginia, Huntington Division, filed July 10, 1997. In January 1999, the court granted plaintiffs' motion to drop its class allegations.

Rhode Island Laborers Health and Welfare Fund v. Philip Morris Incorporated, et al., United States District Court, Rhode Island, filed July 20, 1997.

Eastern States Health and Welfare Fund, et al. v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed July 28, 1997.

Asbestos Workers Local 53 Health and Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District, Louisiana, filed August 15, 1997.

Steamfitters Local Union No. 420 Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District, Pennsylvania, filed August 21, 1997. In March 1999, the Third Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' complaint ruling that "all of plaintiffs' primary claims [were] too remote from any alleged wrongdoing of defendants, and other claims [were] concomitantly lacking in merit" and failed on proximate cause grounds.

Construction Laborers of Greater St. Louis Welfare Fund, et al. v. Philip Morris, Inc., et al., Circuit Court for the City of St. Louis, Missouri, filed September 2, 1997.

The Arkansas Carpenters Health & Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District, Arkansas, filed September 4, 1997.

West Virginia--Ohio Valley Area International Brotherhood of Electrical Workers Welfare Fund v. The American Tobacco Company, et al., United States District Court, Southern District, West Virginia, filed September 11, 1997.

Teamsters Union No. 142 Health and Welfare Trust Fund and Sheet Metal Workers Local Union No. 20 Welfare and Benefit Fund v. Philip Morris Incorporated, et al., Circuit Court of St. Joseph County, Indiana, filed September 12, 1997.

Puerto Rican ILGWU Health & Welfare Fund, et al. v. Philip Morris Inc., et al., Supreme Court, State of New York, County of New York, filed September 17, 1997.

New Jersey Carpenters' Health Fund, et al. v. Philip Morris, Inc., et al., United States District Court, New Jersey, filed September 25, 1997. In May 1999, the court dismissed this case with prejudice in light of the ruling by Third Circuit Court of Appeals in the Steamfitters case discussed above.

New Mexico and West Texas Multi-Craft Health and Welfare Trust Fund, et al. v. Philip Morris, Inc., et al., Second Judicial District Court, Bernalillo County, New Mexico, filed October 10, 1997.

Central States Joint Board v. Philip Morris, Inc., et al., United States District Court, Northern District, Illinois, filed October 20, 1997.

International Brotherhood of Teamsters, Local 734 v. Philip Morris, Inc., et al., United States District Court, Northern District, Illinois, filed October 20, 1997.

Texas Carpenters Health Benefit Fund, et al. v. Philip Morris, Inc., et al., United States District Court, Eastern District, Texas, Beaumont Division, filed October 31, 1997.

United Food and Commercial Workers Unions and Employers Health and Welfare Fund
v. Philip Morris, Inc., et al., United States District Court, Northern District, Alabama, filed November 13, 1997.

IBEW Local 25 Health and Benefit Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed November 25, 1997.

IBEW Local 363 Welfare Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed November 25, 1997.

Local 138, 138A and 138B International Union of Operating Engineers Welfare Fund
v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed November 25, 1997.

Local 840, International Brotherhood of Teamsters Health and Insurance Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed November 25, 1997.

Long Island Regional Council of Carpenters Welfare Fund v. Philip Morris, Inc., Supreme Court, State of New York, County of New York, filed November 25, 1997.

Day Care Council - Local 205 D.C. 1707 Welfare Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed December 8, 1997.

Local 1199 Home Care Industry Benefit Fund v. Philip Morris, Inc., et al., Supreme Court, State of New York, County of New York, filed December 8, 1997.

Local 1199 National Benefit Fund for Health and Human Services Employees v. Philip Morris, Inc., et al., Supreme Court, New York County, New York, filed December 8, 1997.

Operating Engineers Local 324 Health Care Fund, et al. v. Philip Morris, Inc., et al., Circuit Court, Wayne County, Michigan, filed December 30, 1997. In February 1999, the court granted defendants' motion to dismiss for failure to state a claim.

Carpenters & Joiners Welfare Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, Minnesota, filed December 31, 1997. In April 1999, the court granted defendants' motion to dismiss ruling that plaintiffs' alleged injuries were "too derivative and remote" to be cognizable under federal antitrust and RICO law.

Steamfitters Local Union No. 614 Health & Welfare Fund, et al. v. Philip Morris, Inc., et al., Circuit Court, Thirteenth Judicial District, Tennessee, filed January 7, 1998. In January 1999, the court granted defendants' motion to dismiss as to plaintiffs' antitrust claim, but otherwise denied the motion.

National Asbestos Workers Medical Fund, et al. v. Philip Morris Incorporated, et al., United States District Court for the Eastern District of New York, filed February 27, 1998.

Milwaukee Carpenters, et al. v. Philip Morris Incorporated, et al., Circuit Court, Milwaukee County, Wisconsin, filed March 4, 1998.

Service Employees International Union Health & Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, District of Columbia, filed March 19, 1998.

Utah Laborers' Health and Welfare Trust Fund, et al. v. Philip Morris Incorporated, et al., United States District Court, Utah, filed June 13, 1998. In March 1999, the court denied defendants' motion to dismiss based on failure to state a claim.

S.E.I.U. Local 74 Welfare Fund, et al. v. Philip Morris, Inc., et al., United States District Court, District of Columbia, filed June 22, 1998.

Michael H. Holland, et al. v. Philip Morris, Inc., et al., United States District Court, District of Columbia, filed July 9, 1998.

Contractors, Laborers, Teamsters & Engineers Health & Welfare Plan v. Philip Morris, Inc., et al., United States District Court, Nebraska, filed August 11, 1998. In February 1999, the court granted defendants' motion to dismiss for failure to state a claim.

Native American Cases
---------------------

The Lower Brule Sioux Tribe v. The American Tobacco Company, et al., Tribal Court, Lower Brule Sioux Tribe, filed June 4, 1997.

The Muscogee Creek Nation, et al. v. The American Tobacco Company, et al., District Court, Muscogee Creek Nation, Okmulgee District, filed June 20, 1997.

Crow Creek Sioux Tribe v. The American Tobacco Company, et al., Tribal Court, Crow Creek Sioux Tribe, filed September 14, 1997.

Sisseton-Wahpeton Sioux Tribe v. Philip Morris Incorporated, et al., Tribal Court of the Sisseton-Wahpeton Sioux Tribe, filed May 8, 1998.

Standing Rock Sioux Tribe v. Philip Morris Incorporated, et al., Tribal Court of the Standing Rock Sioux Indian Reservation, filed May 8, 1998. In March 1999, the court denied defendants' motion to dismiss.

Insurer and Self-Insurer Cases
------------------------------

Group Health Plan, et al. v. Philip Morris, Inc., et al., United States District Court, Minnesota, filed March 11, 1998. In April 1999, the court dismissed all claims except the state antitrust and conspiracy claims.

Conwed Corporation and Leucadia, Inc. v. RJ Reynolds Tobacco Company, et al., United States District Court, Minnesota, filed April 9, 1998. In April 1999, the court dismissed the complaint without prejudice, ruling that ERISA preempts all of the plaintiff's non-workers' compensation claims and that the workers' compensation claims were inadequately plead as to the essential elements of each subrogor-employee's underlying claims.

Arkansas Blue Cross and Blue Shield, et al. v. Philip Morris Incorporated, et al., United States District Court, Northern District, Illinois, filed April 29, 1998. In April 1999, the court denied defendants' motion to dismiss. In so ruling, the judge agreed that plaintiffs stated a claim for relief and recommended that plaintiffs proceed under federal RICO.

Blue Cross and Blue Shield of New Jersey, Inc., et al. v. Philip Morris, Incorporated, et al., United States District Court, Eastern District, New York, filed April 29, 1998. In February 1999, the court denied certain defendants' motions to dismiss for failure to state a claim and failure to join necessary parties and ordered that the federal RICO claims only proceed to trial while the federal antitrust and state-law claims, although not dismissed, not proceed.

Regence BlueShield, et al. v. Philip Morris, Inc., et al., United States District Court, Western District, Washington, filed April 29, 1998. In January 1999, the court granted certain defendants' motion to dismiss for failure to state a claim, holding that plaintiffs do not have standing to bring the action because the alleged injuries are not distinct and separate from the alleged injuries to the health care plan members and are, therefore, too remote.

Taxpayer Cases
--------------

Coyne, et al. v. The American Tobacco Company, et al., United States District Court for the Northern District of Ohio, filed September 17, 1996.

State of Tennessee, et al., ex. rel. Beckom, et al. v. The American Tobacco Company, et al., United States District Court for the Eastern District of Tennessee, filed May 8, 1997.

Woods, et al. v. The American Tobacco Company, et al., United States District Court, Middle District, North Carolina, filed February 13, 1998.

Wynn v. Philip Morris Inc., et al., Circuit Court, Birmingham, Alabama, filed May 27, 1998.

Other Cases
-----------

Perry, et al. v. The American Tobacco Company, et al., Circuit Court, Coffee County, Tennessee, filed September 30, 1996.

University of South Alabama v. The American Tobacco Company, et al., United States District Court, Southern District, Alabama, filed May 23, 1997. In February 1999, the Court of Appeals reversed the trial court's dismissal of this case.

Mason, et al. v. The American Tobacco Company, et al., United States District Court, Northern District, Texas, filed December 23, 1997. In January 1999, the court denied defendants' motion to dismiss for failure to state a claim.

In re TOBACCO CASES II, Superior Court for the State of California, Judicial Council Coordination Proceeding No. 4042. The court in this case has consolidated 30 previously filed cases, including 26 health care cost recovery actions filed by unions and one by native Americans, two Proposition 65 cases, and one smoking and health class action. In March 1999, the court granted defendants' motion to dismiss claims for negligent misrepresentation in certain of the union cases but denied the motion with respect to certain statutory claims and claims for fraud and unjust enrichment.

Allegheny General Hospital, et al. v. Philip Morris, Inc., et al., United States District Court, Western District, Pennsylvania, filed December 10, 1998.

Association of Washington Public Hospital Districts, et al. v. Philip Morris Incorporated, United States District Court for the Western District of Washington, filed March 17, 1999.

                     CERTAIN OTHER TOBACCO-RELATED ACTIONS

The following lists certain other tobacco-related litigation pending against the Company and/or various subsidiaries and others as of May 1, 1999, and describes certain developments since January 1, 1999.

Asbestos Contribution Cases
---------------------------

Raymark Industries, Inc. v. R. J. Reynolds Tobacco Company, et al., Circuit Court, Fourth Judicial Circuit, Duval County, Florida, filed September 15, 1997.

Raymark Industries, Inc. v. Brown & Williamson Tobacco Corporation, et al., United States District Court for the Northern District of Georgia, Atlanta Division, filed September 15, 1997.

Fibreboard Corporation and Owens Corning v. The American Tobacco Company, et al., Superior Court of Alameda County, California, filed December 11, 1997.

Keene Creditors Trust v. Brown & Williamson Tobacco Corporation, et al., Supreme Court of New York County, New York, filed December 19, 1997.

Robert A. Falise, et al. v. The American Tobacco Company, et al., United States District Court for the Southern District of New York, filed December 31, 1997.

H. K. Porter Company, Inc. v. The American Tobacco Company, et al., United States District Court for the Eastern District of New York, filed December 31, 1997.

Raymark Industries, Inc. v. R. J. Reynolds Tobacco Company, et. al., Circuit Court, Fourth Judicial Circuit, Duval County, Florida, filed December 31, 1997.

Raymark Industries, Inc. v. The American Tobacco Company, et al., United States District Court for the Eastern District of New York, filed January 30, 1998.

Ezell Thomas (As to all Defendants) and Owens Corning (As to all Tobacco Defendants Only) v. R. J. Reynolds Tobacco Company, et al., Circuit Court of Jefferson County, Mississippi, filed August 30, 1998.

The Seibels Bruce Group, Inc. v. R. J. Reynolds Tobacco Company, et al., United States District Court for the Northern District of California, filed December 30, 1998.

UNR Asbestos-Disease Claims Trust v. Brown & Williamson Tobacco Corporation, et al., Supreme Court of New York County, New York, filed March 15, 1999.

Marlboro Light/Ultra Light Cases
--------------------------------

Hogue, et al. v. Philip Morris Companies, Inc. and Philip Morris, Inc., United States District Court for the Middle District of Florida, filed June 30, 1998.

Cummis, et al. v. Philip Morris Companies, Inc. and Philip Morris, Inc., Superior Court, Middlesex County, New Jersey, filed July 9, 1998.

McNamara, et al. v. Philip Morris Companies, Inc. and Philip Morris, Inc., United States District Court for the Eastern District of Pennsylvania, filed July 16, 1998.

Aspinall, et al. v. Philip Morris Companies, Inc. and Philip Morris Incorporated, Superior Court of the Commonwealth of Massachusetts, Suffolk County, filed November 24, 1998.

Russell, et al. v. Philip Morris Incorporated and Philip Morris Companies, Inc., United States District Court for the Eastern District of Tennessee, filed November 24, 1998. In April 1999, plaintiffs voluntarily dismissed this case.

McClure, et al. v. Philip Morris Companies Inc. and Philip Morris Incorporated, Circuit Court of Davidson County, Tennessee, filed January 19, 1999.

Retail Leaders Case
-------------------

R.J.Reynolds Tobacco Company, et al. v. Philip Morris Incorporated, United States District Court, Middle District of North Carolina, filed March 12, 1999.

Vending Machine Case
--------------------

Lewis d/b/a B&H Vendors v. Philip Morris Inc., United States District Court for the Middle District of Tennessee, filed February 3, 1999.

Proposition 65 Cases--The Company believes that these cases are released
--------------------
in whole or in part by the MSA or that recovery in any such action should be subject to the offset provisions of the MSA.

The People of the State of California, et al. v. Philip Morris Incorporated, et al., Superior Court of Los Angeles County, California, filed July 14, 1998. In April 1999, the court coordinated this case with In Re Tobacco Cases II discussed above.

The People of the State of California, et al. v. Brown & Williamson Tobacco Corporation, et al., Superior Court of San Francisco County, California, filed July 28, 1998. In March 1999, the court coordinated this case with In re TOBACCO CASES II discussed above.

MSA-Related Cases
-----------------

Hise, et al. v. Philip Morris Incorporated, et al., United District Court for the Northern District of Oklahoma, filed December 15, 1998. In April 1999, the court granted defendants' motions for summary judgment.

Forces Action Project, LLC, et al. v. The State of California, et. al., United States District Court for the Northern District of California, filed January 23, 1999.

Floyd v. State of Wisconsin, et al., Circuit Court of Milwaukee County, Wisconsin, filed February 10, 1999. In May 1999, this case was voluntarily dismissed by plaintiff.

A.D. Bedell Wholesale Co. v. Philip Morris et al., United States District Court, Western District of Pennsylvania, filed April 9, 1999.

Florida Settlement-Related Cases
--------------------------------

Oliva, et al. v. State of Florida, et al., Circuit Court of the Eleventh Judicial Circuit, Dade County, Florida, filed February 23, 1999.

Oliva, et al, v. State of Florida, et al., Circuit Court of the Second Judicial Circuit, Leon County, Florida filed April 22, 1999.

                             CERTAIN OTHER ACTIONS

The following lists certain other actions pending against subsidiaries of the Company and others as of May 1, 1999.

National Cheese Exchange Cases
------------------------------

Consolidated Action: (Servais, et al. v. Kraft Foods, Inc. and the National Cheese Exchange, Inc., Circuit Court of Dane County, Wisconsin, filed May 5, 1997; Dodson, et al. v. Kraft Foods, Inc., et al., Circuit Court of Dane County, Wisconsin, filed July 1, 1997; Noll, et al. v. Kraft Foods, Inc., et al., Circuit Court of Dane County, Wisconsin, filed July 11, 1997.)

Vincent, et al. v. Kraft Foods, Inc., Circuit Court of Cook County, Illinois, filed October 27, 1997.

Knevelboard Dairies, et al. v. Kraft Foods, Inc., et al., United States District Court for the Central District of California, filed April 14, 1998.

                        ------------------------------

In May 1999, the press reported that the provincial governments of Columbia intend to sue PM Inc. and others for allegedly abetting the smuggling of cigarettes into Columbia.


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